Exhibit 10.16
Patent Assignment Agreement
     This Patent Assignment Agreement is entered into as of November 1, 2007 (the “Effective Date”), by and among Endocyte Inc., an Indiana corporation located at 3000 Kent Avenue, West Lafayette, IN 47906 (“Endocyte”); Optical Therapeutic Technologies Inc., an Indiana corporation located at 3000 Kent Avenue, West Lafayette, IN 47906 (“OTT”); and Karim N. Jallad, Michael D. Kennedy, Philip S. Low, and Dor Ben-Amotz, individuals residing at the addresses in the signature block (collectively, “Inventors”).
Recitals
     WHEREAS, the Inventors have invented certain methods, devices and compositions relating to certain conjugates used in the imaging of tissues that are the subject of U.S. Patent Application Nos. 10/360001 and 10/742291 (the “Patent Applications”), and such methods, devices and compositions as disclosed in the Patent Applications are hereinafter referred to as the “Technology”;
     WHEREAS, each of the Inventors desires to assign all of his rights in the Patent Applications and the Technology to Endocyte;
     WHEREAS, the Inventors have formed OTT but have not assigned any rights in the Patent Applications or the Technology to OTT, and OTT desires to confirm to Endocyte that it releases any claims it may have to such rights;
     Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
Agreement
Article 1. Assignment
     Section 1.1. Assignment of Rights. Each of the Inventors hereby assigns to Endocyte all of the Inventor’s right, title and interest in and to the Patent Applications and any inventions, discoveries, concepts, and ideas, whether patentable or not, that relate to the Technology, including the right to claim priority to any or each of said Patent Applications in any later filed related counterpart patent applications in the United States or around the world (such Patent Applications and any subsequent patent claiming priority to a Patent Application are referred to as the “Conjugate Patents”). Recordable forms of this assignment are attached as Exhibit A and shall be executed by each of the Inventors.
     Section 1.2. Patent Prosecution and Maintenance. As of the Effective Date, Endocyte will be responsible, at its sole expense, for prosecuting the Patent Applications and for filing any further applications for the Conjugate Patents. Endocyte will reimburse the Inventors for their reasonable attorneys fees and filing fees to date for the Patent Applications. Upon Endocyte’s request, each of Inventors will cooperate with and assist Endocyte or its nominees in obtaining the Conjugate Patents.
     Section 1.3. Release by OTT. OTT acknowledges that it is not an assignee of any of the rights to Conjugate Patents or the Technology. For avoidance of doubt, OTT hereby assigns to

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Endocyte any rights, or any claim it may have to such rights, in the Conjugate Patents or the Technology.
Article 2. Payment
     Section 2.1. Payment. As full consideration for the assignments hereunder, Endocyte will pay the following amounts in U.S. Dollars to each of the Inventors within 30 days after the occurrence of each of the following events:
     2.1.1 $6,250 to each Inventor after the execution of this Agreement by all Inventors.
     2.1.2 $12,500 to each Inventor upon the issuance of the first Conjugate Patent by the U.S. Patent Office.
     2.1.3 $37,500 to each Inventor upon the FDA’s approval of the first product comprising or containing any conjugate covered by a valid claim of a Conjugate Patent.
     Section 2.2. No Other Compensation. The payments referenced in this Article 2 shall be the entire compensation from Endocyte to the Inventors under this Agreement. For avoidance of doubt, each payment referenced in this Article 2 is payable one time only with respect to each Inventor, regardless of the number of Conjugate Patents that issue or the number of products that are developed or approved.
Article 3. Representations
     Section 3.1. Inventors’ Representations. Each of the Inventors hereby represents and warrants that the Inventor is the owner of the rights being transferred hereunder and has the full power, right and authority to grant such rights to Endocyte.
     Section 3.2. Endocyte Representations. Endocyte represents that it has the full power, right and authority to enter into this Agreement.
Article 4. Miscellaneous
     Section 4.1. No Partnership. Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties.
     Section 4.2. Governing Law. Any dispute between any of the parties concerning or arising out of this Agreement shall be governed by the applicable laws of Indiana without regard to conflict of laws principles and shall be resolved in the courts of Indiana. Each Inventor waives any objection to jurisdiction or venue laid therein.
     Section 4.3. Severability. If any provision in the Agreement shall be held to be in contravention of applicable law, the Agreement shall be construed as if that provision were not a part thereof and in all other respects the terms of the Agreement shall remain in full force and effect.
     Section 4.4. No Waiver. No waiver of any covenant or condition or the breach of any covenant or condition of the Agreement shall be deemed to constitute a waiver of any subsequent

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breach of the covenant or condition nor justify or authorize a non-observance upon any occasion of that covenant or condition or any other covenant or condition of the Agreement.
     Section 4.5. Additional Documents. The parties shall cooperate fully in the execution of all documents and take such other steps as may be necessary to fully carry out and accomplish the intents and purposes of the Agreement.
     Section 4.6. Entire Agreement. The Agreement constitutes the entire agreement between the parties.
     In Witness Whereof the parties have executed this Intellectual Property Agreement as of the date set forth above.

Endocyte, Inc.		Optical Therapeutic Technologies, Inc.
(Endocyte)		(OTT)

By	/s/ P. Ron Ellis	By

P. Ron Mils
Its:	CEO/President	Its:

Karim N. Jallad		Michael D. Kennedy
(Inventor)		(Inventor)

By	/s/ Karim Jallad	By

Address:	12057-143 Hayes Lane	Address:
Overland Park, KS 66213

Philip S. Low		Dor Ben-Amotz
(Inventor)		(Inventor)

BY		By

Address:		Address:
Attachment: Exhibit A

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925347

ASSIGNMENT
     Pursuant to the Patent AssignMeat Agreement, dated Nov. 01, 2007, Karim N. Jallad (“Inventor”), for good and valuable consideration, hereby assigns effective as of Nov. 05, 2007, to Endocyte, Inc. (“Assignee”), all right, title and interest in and to U.S. Patent Application Nos. 10/360091 and 10/742291, titled “Folate targeted enhanced tumor and folate receptor positive tissue optical imaging technology” (“the Patent Properties”) and in and to the inventions set forth and claimed therein and the right to claim priority to any or each of said Patent Properties in any later filed related counterpart patent applications, and Inventor agrees to do all acts and to sign, or have signed, all documents reasonably necessary to vest all right, title and interest in and to the Patent Properties in Assignee.
     EXECUTED and EFFECTIVE on the date entered above.

Karim N. Jallad
By:	/s/ Karim Jallad

STATE OF	Kuwait	)
City of Kuwait
	Embassy of the United States	) SS
of America
COUNTY of _______________		)
     Before me, a Notary Public in and for said County and State, personally appeared Karim N. Jallad, who having been duly sworn upon his oath, executed the foregoing Assignment.
     Witness my hand and Notarial Seal this 5th day of November, 2007

/s/ Erika Hosking

, Notary Public Residing in _______________ County,

My commission Expires: [seal]

ERIKA HOSKING Vice Consul of The United States of America

breach of the covenant or condition nor justify or authorize a non-observance upon any occasion of that covenant or condition or any other covenant or condition of the Agreement.
     Section 4.5. Additional Documents. The parties shall cooperate fully in the execution of all documents and take such other steps as may be necessary to fully carry out and accomplish the intents and purposes of the Agreement.
     Section 4.6. Entire Agreement. The Agreement constitutes the entire agreement between the parties.
     IN WITNESS WHEREOF the parties have executed this Intellectual Property Agreement as of the date set forth above.

Endocyte, Inc.		Optical Therapeutic Technologies, Inc.
(Endocyte)		(OTT)

By		By

P. Ron Mils
Its:	CEO/President	Its:

Karim N. Jallad		Michael D. Kennedy
(Inventor)		(Inventor)

By		By

Address:		Address:

Philip S. Low		Dor Ben-Amotz
(Inventor)		(Inventor)

BY	/s/ Philip S. Low	By

Address:	5850 Farm Ridge Rd. West Lafayette, IN 47906	Address:
Attachment: Exhibit A

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925347

ASSIGNMENT
     Pursuant to the Patent Assignment Agreement, dated November 1, 2007, Philip S. Low (“Inventor”), for good and valuable consideration, hereby assigns effective as of 11-5-07, to Endocyte, Inc. (“Assignee”), all right, title and interest in and to U.S. Patent Application Nos. 10/360001 and 10/742291, titled “Folate targeted enhanced tumor and folate receptor positive tissue optical imaging technology” (“the Patent Properties”) and in and to the inventions set forth and claimed therein and the right to claim priority to any or each of said Properties in any later filed related counterpart patent applications, and Inventor agrees to do all acts and to sign, or have signed, all documents reasonably necessary to vest all right, title and interest in and to the Properties in Assignee.
     EXECUTED and EFFECTIVE on the date entered above.

Philip S. Low
By:	/s/ Philip S. Low

STATE OF INDIANA	)
) SS:
COUNTY OF Tippecanoe	)
     Before me, a Notary Public in and for said County and State, personally appeared Philip S. Low, who having been duly sworn upon his oath, executed the foregoing Assignment.
     Witness my hand and Notarial Seal this 5th day of November, 2007.

/s/ Donna D. Wilkinson

, Notary Public
residing in Benton County, Indiana

My Commission Expires: 2/25/2015

DONNA D. WILKINSON NOTARY PUBLIC, STATE OF INDIANA MY COMMISSION EXPIRES FEBRUARY 25, 2015

breach of the covenant or condition nor justify or authorize a non-observance upon any occasion of that covenant or condition or any other covenant or condition of the Agreement.
     Section 4.5. Additional Documents. The parties shall cooperate fully in the execution of all documents and take such other steps as may be necessary to fully carry out and accomplish the intents and purposes of the Agreement.
     Section 4.6. Entire Agreement. The Agreement constitutes the entire agreement between the parties.
     IN WITNESS WHEREOF the parties have executed this Intellectual Property Agreement as of the date set forth above.

Endocyte, Inc.		Optical Therapeutic Technologies, Inc.
(Endocyte)		(OTT)

By		By	/s/ Mike Kennedy

P. Ron Mils
Its:	CEO/President	Its:

Karim N. Jallad		Michael D. Kennedy
(Inventor)		(Inventor)

By		By	/s/ Michael D. Kennedy

Address:		Address:	P.O. Box 3726
West Lafayette, IN 47906

Philip S. Low		Dor Ben-Amotz
(Inventor)		(Inventor)

BY		By

Address:		Address:
Attachment: Exhibit A

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ASSIGNMENT
     Pursuant to the Patent Assignment Agreement, dated 2/6/2008, Michael D. Kennedy (“Inventor”), for good and valuable consideration, hereby assigns effective as of 2-6-08, to Endocyte, Inc. (“Assignee”), all right, title and interest in and to U.S. Patent Application Nos. 10/360001 and 10/742291, titled “Folate targeted enhanced tumor and folate receptor positive tissue optical imaging technology” (“the Patent Properties”) and in and to the inventions set forth and claimed therein and the right to claim priority to any or each of said Properties in any later filed related counterpart patent applications, and Inventor agrees to do all acts and to sign, or have signed, all documents reasonably necessary to vest all right, title and interest in and to the Properties in Assignee.
     EXECUTED and EFFECTIVE on the date entered above.

Michael D. Kennedy
By:	/s/ Michael Kennedy

STATE OF Indiana	)
) SS:
COUNTY OF Tippecanoe	)
     Before me, a Notary Public in and for said County and State, personally appeared Michael D. Kennedy, who having been duly sworn upon his oath, executed the foregoing Assignment.
     Witness my hand and Notarial Seal this 6 day of February, 2008

/s/

, Notary Public
Residing in Tippecanoe County, Indiana

My Commission Expires July 12, 2008

breach of the covenant or condition nor justify or authorize a non-observance upon any occasion of that covenant or condition or any other covenant or condition of the Agreement.
     Section 4.5. Additional Documents. The parties shall cooperate fully in the execution of all documents and take such other steps as may be necessary to fully carry out and accomplish the intents and purposes of the Agreement.
     Section 4.6. Entire Agreement. The Agreement constitutes the entire agreement between the parties.
     IN WITNESS WHEREOF the parties have executed this Intellectual Property Agreement as of the date set forth above.

Endocyte, Inc.		Optical Therapeutic Technologies, Inc.
(Endocyte)		(OTT)

By		By

P. Ron Mils
Its:	CEO/President	Its:

Karim N. Jallad		Michael D. Kennedy
(Inventor)		(Inventor)

By		By

Address:		Address:

Philip S. Low		Dor Ben-Amotz
(Inventor)		(Inventor)

BY		By	/s/ Dor Ben-Amotz

Address:		Address:
Attachment: Exhibit A

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925347

ASSIGNMENT
     Pursuant to the Patent Assignment Agreement, dated November 1, 2007, Dor Ben-Amotz (“Inventor”) for good and valuable consideration, hereby assigns effective as of 11-8-07 to Endocyte, Inc. (“Assignee”), all right, title and interest in and to U.S. Patent Application Nos. 10/360001 and 10/742291, titled “Folate targeted enhanced tumor and folate receptor positive tissue optical imaging technology” (“the Patent Properties”) and in and to the inventions set forth and claimed therein and the right to claim priority to any or each of said Patent Properties in any later filed related counterpart patent applications, and. Inventor agrees to do all acts and to sign, or have signed, all documents reasonably necessary to vest all right, title and interest in and to the Patent Properties in Assignee.
     EXECUTED and EFFECTIVE on the date entered above.

Dor Ben-Amotz
By:	/s/ Dor Ben-Amotz

STATE OF INDIANA	)
) SS:
COUNTY OF Tippecanoe	)
     Before me, a Notary Public in and for said County and State, personally appeared Dor Ben-Amotz, who having been duly sworn upon his oath, executed the foregoing Assignment.
     Witness my hand and Notarial Seal this 8th day of November, 2007.

/s/ Donna D. Wilkinson

, Notary Public
residing in Benton County, Indiana

My Commission Expires: 2/25/2015

DONNA D. WILKINSON NOTARY PUBLIC, STATE OF INDIANA MY COMMISSION EXPIRES FEBRUARY 25, 2015